ENDOWMENTS, INC. AND BOND PORTFOLIO FOR ENDOWMENTS, INC.

SEMI-ANNUAL REPORT
For the Six Months Ended January 31, 1998

[logo: Capital Research and Management Company]


CAPITAL RESEARCH AND MANAGEMENT COMPANY
SIX-MONTH TOTAL RETURNS (8/1/97 - 1/31/98)

                                                                        Lipper
          Standard       Lipper Growth                 Lehman           Corporate A-Rated
          & Poor's       & Income                      Aggregate        Bond Funds
 ENDI     500 Index      Funds Index        BENDI      Bond Index       Average

+5.4%     +3.6%          +2.4%              +3.7%      +4.9%            +4.4%

The indexes are unmanaged.


ENDOWMENTS, INC. (SM) (ENDI) seeks to provide long-term growth of principal, with income and preservation of capital as secondary objectives, primarily through investments in common stocks.


BOND PORTFOLIO FOR ENDOWMENTS, INC. (SM) (BENDI) seeks to provide as high a level of current income as is consistent with the preservation of capital through investments in fixed-income securities.

Total returns and average annual compound returns with all distributions reinvested for periods ended December 31, 1997 (the most recent calendar quarter) are as follows: ENDI - 10 years: +314.15%, or +15.27% a year; 5 years:
+115.91%, or +16.64% a year; 12 months: +28.81%. BENDI - 10 years: +141.55%, or
+9.22% a year; 5 years: +40.82%, or +7.09% a year; 12 months: +8.72%.

These results reflect the effect of a voluntary fee waiver. Without the waiver, the results would have been lower. BENDI's 30-day yield as of February 28, 1998, calculated in accordance with the Securities and Exchange Commission formula, was 5.82% (5.70% without the fee waiver).

THE FIGURES IN THIS REPORT REFLECT PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUNDS. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON.



DEAR SHAREHOLDER:

     The six months ended January 31 were marked by a severe financial crisis in Asia and by wide swings in U.S. stock prices. Meanwhile, the bond market strengthened and interest rates declined. For the period, both ENDOWMENTS, INC. and BOND PORTFOLIO FOR ENDOWMENTS, INC. recorded positive results.
ENDOWMENTS, INC. (ENDI):

     During the fiscal half-year, the U.S. stock market dropped sharply and then rebounded; it finished the period with prices generally moving upward. The unmanaged Standard & Poor's 500 Composite Index ended the six months with a small gain of 3.6% on a total return basis.

     ENDI outpaced its principal benchmark. The value of an investment rose 5.4%, measured in total return. This was significantly better than the return of 2.4% recorded by the Lipper Growth & Income Funds Index, which tracks the 30 largest comparable funds.

     A closer look at the six months reveals that much of ENDI's superior performance can be traced to its share value going down considerably less than the S&P 500 during the October slide. Between October 7 and October 27, the fund declined 6% while the index lost 11%. In November and December, when the market was recovering, the fund participated in the upturn but rose somewhat less than the index. Historically, ENDI has followed that pattern, displaying less volatility than the index. We believe this is important to many nonprofit organizations. Conservation of principal is a goal for which we strive.

     ENDI's results for the half-year reflected favorable showings by health care stocks and interest-rate-sensitive issues, chiefly banks and electric and gas utilities. In terms of industries, utilities have become the fund's largest area of concentration; on January 31 they accounted for nearly 10% of net assets compared with about 8% at the beginning of the fiscal year.

     A maximum of 10% of ENDI's net assets can be invested in the securities of companies based outside the United States. During the six months, the fund's British holdings, which currently represent about 6% of net assets, did very well. With valuations in the U.S. market becoming less attractive, we have been finding better values elsewhere. On January 31, our non-U.S. investments accounted for just over 8% of net assets compared with less than 7% at the start of fiscal 1998 and less than 3% one year ago.

     The biggest gainer in the portfolio during the first half of fiscal 1998 was AT&T, which rose 70%. This is a stock ENDI has owned for some time. It was the only holding that declined in price in our prior fiscal year. During the recent half-year, the stock reacted favorably to a management change and a corporate restructuring.

     ENDI's gain for the August - January period was held down by poor showings among paper and forest products companies and investments in multinational firms doing business in Asia such as Avon, Caterpillar and Nokia.

     ENDI continues to maintain a generally cautious investment approach. With common stock valuations at historically high levels, attractive values in the market have been difficult to find. On January 31, the fund had 76% of net assets invested in equities and a reserve of cash and short-term securities equal to 24% of assets.


BOND PORTFOLIO FOR ENDOWMENTS, INC. (BENDI):

     BENDI's total return for the six months ended January 31 was 3.7%. This was less than the 4.9% return generated by the unmanaged Lehman Aggregate Bond Index and below the 4.4% return recorded by the average of 147 corporate A-rated bond funds tracked by Lipper Analytical Services.

     There were two reasons why the fund lagged these benchmarks. One is that BENDI's maturities were comparatively short; this was beneficial early in the period but not during the final three months. The other reason was the impact of the troubles in Asia on the securities of several Asian companies in BENDI's portfolio, including Swire Pacific and Hutchison Whampoa Finance in Hong Kong. Even though both are well-managed firms, their debt instruments as well as their common stocks were caught up in the financial panic and fell in price.

     The crisis in Asia destroyed massive amounts of wealth in that region and may yet damage the U.S. economy. So far, however, the principal negative impact has been on individual companies that are dependent on Asian markets. Fueled primarily by rising incomes and job growth, business conditions in the United States remain strong. Inflation has stayed under control, and many analysts believe that lower prices on imports should help keep it from getting out of hand. There have been suggestions, in fact, that deflation rather than inflation could become the principal concern in the future.

     In this environment, the Federal Reserve has left short-term interest rates unchanged. Meanwhile, long-term rates have dropped, with the yield on 30-year Treasuries slipping to a 20-year low of 5.7% before edging back up to around 6%. It is unclear to what degree the Asian slowdown and currency revaluations may temper the pace of growth in the U.S. and cause interest rates to change significantly. Because of this, BENDI has avoided investments with either extremely short or extremely long maturities. Its portfolio has been positioned so the fund can continue pursuing its objective of high current income while benefiting from any further decline in interest rates. At the same time, we have tried to structure the portfolio so it is not exposed to excessive risk if rates begin to rise. On January 31, the average effective maturity of the fund's holdings was about eight years, up from six years at the start of the period. Approximately 50% of net assets was invested in U.S. and other government issues, while 43% was invested in corporate bonds; the balance was held in cash and equivalents.

LONG-TERM RESULTS

     During their 22 1/2 years under the stewardship of Capital Research and Management Company, both ENDI and BENDI have built solid records. ENDI has generated results only slightly lower than those of the S&P 500, while steering a steadier course. Its share value has risen an average of 15.2% a year (including reinvestment), while the index registered an average return of 15.6%. During this time, ENDI has been about 20% less volatile than the index, based on standard deviation, a widely used measure of volatility. BENDI's average annual compound return for the 22 1/2 years is 9.8%. The most relevant bond market index that covers this entire period and is useful for comparison purposes is the Lipper corporate A-rated universe (consisting of 17 funds over the period), which rose an average of 9.7% a year. During this lengthy span, the Consumer Price Index increased at an average annual rate of 5.0%.

     Finally, we would like to remind you that the progress of investments in both funds can be followed in the financial sections of major daily newspapers. They usually appear under the symbols "Endow" and "BdEndw."

     We look forward to reporting to you again in another six months.

Cordially,

[/s/ Robert B. Egelston]       [/s/ Frank L. Ellsworth]
Robert B. Egelston             Frank L. Ellsworth
Chairman of the Board          President

March 19, 1998



ENDOWMENTS, INC.
INVESTMENT PORTFOLIO, JANUARY 31, 1998
                                                                        Percent
                                                                         of Net
INDUSTRY DIVERSIFICATION                                                 Assets
-----------------------------------------------                      ----------
EQUITY SECURITIES
  Utilities: Electric & Gas                                                 9.73
  Health & Personal Care                                                    8.43
  Energy Sources                                                            7.86
  Insurance                                                                 6.35
  Business & Public Services                                                6.31
  Banking                                                                   6.08
  Forest Products & Paper                                                   4.44
  Chemicals                                                                 4.01
  Broadcasting & Publishing                                                 3.33
  Beverages & Tobacco                                                       3.00
  Telecommunications                                                        2.62
  Merchandising                                                             2.24
  Financial Services                                                        2.09
  Real Estate                                                               1.81
  Automobiles                                                               1.69
  Electrical & Electronics                                                  1.46
  Metals: Nonferrous                                                        1.20
  Industrial Components                                                     1.12
  Transportation: Rail & Road                                                .85
  Machinery & Engineering                                                    .75
                                                                     ----------
                                                                           75.37
Equity securities in initial period of acquisition                           .86
Short-Term Securities                                                      22.93
Excess of cash and receivables over payables                                 .84
                                                                     ----------
Net Assets                                                                100.00
                                                                     ==========
                                                                        Percent
                                                                         of Net
TEN LARGEST HOLDINGS                                                     Assets
-----------------------------------------------                      ----------
Duke Energy                                                                 3.16
Atlantic Richfield                                                          3.08
Glaxo Wellcome                                                              3.01
Fulton Financial                                                            2.76
Trenwick Group                                                              2.34
Houston Industries                                                          2.25
Cendant (formerly CUC International)                                        2.24
Ultramar Diamond Shamrock                                                   2.24
Merck                                                                       2.10
Beneficial                                                                  2.09
                                                                     ----------
                                                                           25.27
                                                                     ==========
                                               Shares or                Percent
EQUITY SECURITIES                              PrincipaMarket            Of Net
Common and preferred stocks and convertible debAmount     Value          Assets
-------------------------------------------------------------------- ----------
ENERGY
Energy Sources-7.86%
  Amoco Corp.                                      5000  $   406,875         .91
  Atlantic Richfield Co.                          18500       1375938       3.08
  Kerr-McGee Corp.                                 5000        313125        .70
  Texaco Inc.                                      8000        416500        .93
  Ultramar Diamond Shamrock Corp.                 30000        999375       2.24





Utilities: Electric & Gas-9.73%
  Ameren Corp.                                    10000        366250        .82
  DPL Inc.                                        37500        686719       1.54
  Duke Energy Corp.                               26000       1408875       3.16
  GPU, Inc.                                       20000        786250       1.76
  Southern Electric PLC (United Kingdom)          60000        523309       1.17
  Williams Companies, Inc.                        20000        570000       1.28
                                                       ------------- ----------
                                                              7853216      17.59
                                                       ------------- ----------
MATERIALS
Chemicals-4.01%
  Dow Chemical Co.                                 4000        360000        .81
  Praxair, Inc.                                   15000        621563       1.39
  Witco Corp.                                     20000        810000       1.81
Forest Products & Paper-4.44%
  Georgia-Pacific Corp., Georgia-Pacific Group     5000        275625
  Georgia-Pacific Corp., Timber Group              5000        116250        .88
  Louisiana-Pacific Corp.                         30000        601875       1.35
  Union Camp Corp.                                12000        686250       1.54
  Weyerhaeuser Co.                                 6000        298875        .67
Metals: Nonferrous-1.20%
  Aluminum Co. of America                          7000        534625       1.20
                                                       ------------- ----------
                                                              4305063       9.65
                                                       ------------- ----------
CAPITAL EQUIPMENT
Electrical & Electronics-1.46%
  Nokia Corp., Class A (American Depositary
   Receipts) (Finland)                             4000        304000        .68
  Telefonaktiebolaget LM Ericsson, Class B
   (American Depositary Receipts) (Sweden)         9000        347625        .78
Industrial Components-1.12%
  Genuine Parts Co.                               15000        497813       1.12
Machinery & Engineering-0.75%
  Caterpillar Inc.                                 7000        336000        .75
                                                       ------------- ----------
                                                              1485438       3.33
                                                       ------------- ----------
CONSUMER GOODS
Automobiles-1.69%
  Chrysler Corp.                                  10000        348125        .78
  Ford Motor Co.                                   8000        408000        .91
Beverages & Tobacco-3.00%
  Anheuser-Busch Companies, Inc.                   8000        359500        .81
  Imperial Tobacco Ltd.                           60000        438051        .98
  Philip Morris Companies Inc.                    13000        539500       1.21
Health & Personal Care-8.43%
  Avon Products, Inc.                             15000        900000       2.02
  Glaxo Wellcome PLC (American Depositary
   Receipts) (United Kingdom)                     25000       1345313       3.01
  Merck & Co., Inc.                                8000        938000       2.10
  Schering-Plough Corp.                            8000        579000       1.30
                                                       ------------- ----------
                                                              5855489      13.12
                                                       ------------- ----------
SERVICES
Broadcasting & Publishing-3.33%
  Gannett Co., Inc.                                8000        484000       1.08
  Houston Industries Inc., 7.00% Automatic Common
    Exchange Securities 7/1/00 (1)                17000       1003000       2.25
Business & Public Services-6.31%
  Avery Dennison Corp.                            20000        897500       2.01
  Browning-Ferris Industries, Inc.                10000        345625        .77
  Cendant Corp. (formerly CUC International),
   3.00% convertible debentures 2/15/02 (2)    $800,000       1001000       2.24
  Electronic Data Systems Corp.                   10000        416250        .93
  Waste Management, Inc.                           6596        155006        .36
Merchandising-2.24%
  American Stores Co.                             15000        326250        .73
  J.C. Penney Co., Inc.                           10000        673750       1.51
Telecommunications-2.62%
  Ameritech Corp.                                 20000        858750       1.92
  AT&T Corp.                                       5000        313124        .70
Transportation: Rail & Road-0.85%
  Norfolk Southern Corp.                          12000        378750        .85
                                                       ------------- ----------
                                                              6853005      15.35
                                                       ------------- ----------
FINANCE
Banking-6.08%
  Bank of Tokyo-Mitsubishi, Ltd. (American
   Depositary Receipts) (Japan)                   25000        367188        .82
  First Financial Bancorp.                         5500        269500        .60
  Fulton Financial Corp.                          40770       1233293       2.76
  Huntington Bancshares Inc.                      25190        850162       1.90
Financial Services-2.09%
  Beneficial Corp.                                12000        931500       2.09
Insurance-6.35%
  Aetna Inc.                                       5000        367500        .82
  General Re Corp.                                 2500        520313       1.17
  Liberty Corp.                                   10000        454375       1.02
  Royal & Sun Alliance Insurance Group PLC
   (United Kingdom)                               40000        447034       1.00
  Trenwick Group Inc.                             30000       1042500       2.34
Real Estate-1.81%
  Security Capital Pacific Trust                  34285        807838       1.81
                                                       ------------- ----------
                                                              7291203      16.33
                                                       ------------- ----------
MISCELLANEOUS
Other equity securities in initial period of
 acquisition                                                   384200        .86
                                                       ------------- ----------
TOTAL EQUITY SECURITIES (cost: $27,059,735)                  34027614      76.23
                                                       ------------- ----------


                                               Principal
                                               Amount
SHORT-TERM SECURITIES                          (000)
Corporate Short-Term Notes-22.93%
  A.I. Credit Corp. 5.44% due 2/17/98           $1,000         997431       2.23
  Abbott Laboratories 5.42% due 2/13/98          1,000         998043       2.24
  American Express Credit Corp. 5.47% due 2/20/  1,000         996961       2.23
  BellSouth Telecommunications, Inc. 5.72%
   due 2/3/98                                      400         399809        .90
  General Electric Capital Corp. 5.62% due 2/2/    950         949703       2.13
  H.J. Heinz Co. 5.54% due 2/4/98                1,100        1099323       2.46
  Lucent Technologies Inc. 5.44% due 2/4/98      1,000         999396       2.24
  Monsanto Co. 5.50% due 2/10/98                 1,100        1098319       2.46
  Procter & Gamble Co. 5.42% due 2/24/98         1,100        1096025       2.46
  Sara Lee Corp. 5.48% due 2/10/98               1,000         998478       2.24
  Xerox Corp. 5.44% due 2/13/98                    600         598822       1.34
                                                       ------------  ----------
                                                             10232310      22.93
                                                       ------------  ----------


                                                       -----------   ----------
TOTAL SHORT-TERM SECURITIES (cost: $10,232,310)              10232310      22.93
                                                       ------------  ----------
TOTAL INVESTMENT SECURITIES (cost: $37,292,045)              44259924      99.16
Excess of cash and receivables over payables                   374354        .84
                                                       ------------- ----------
NET ASSETS                                               $44,634,278      100.00
                                                       ============= ==========


(1)Security is convertible into Time Warner shares.
(2)Purchased in a private placement transaction;
   resale may be limited to qualified institutional buyers; resale to the public may require registration.


See Notes to Financial Statements




Equity securities added to the portfolio
since July 31, 1997
--------------------------------------

Aetna
American Stores
Anheuser-Busch Companies
Avery Dennison
Chrysler
First Financial Bancorp.
Fulton Financial
Genuine Parts
Imperial Tobacco
Kerr-McGee
Merck
Norfolk Southern
Praxair
Weyerhaeuser

Equity securities eliminated from the portfolio
since July 31, 1997
--------------------------------------

Alexander & Baldwin
American Home Products
Arthur J. Gallagher & Co.
Cognizant
CoreStates Financial
CSX
General Mills
H.F. Ahmanson & Co.
International Paper
McCormick & Co.
RPM


Endowments, Inc.
FINANCIAL STATEMENTS
Statement of Assets and Liabilities
at January 31, 1998
Assets:
Investment securities at market
 (cost: $37,292,045)                              $44,259,924
Cash                                                   64,068
Receivables for-
 Sales of investments                   $639,354
 Sales of fund's shares                   25,500
 Dividends and accrued interest           69,958      734,812
                                      -----------------------
                                                   45,058,804
Liabilities:
Payables for -
 Purchases of investments                384,995
 Management services                      16,220
 Accrued expenses                         23,311      424,526
                                      -----------------------
Net Assets at January 31, 1998 -
 Equivalent to $16.13 per share on
 2,766,536 shares of $1 par value
 capital stock outstanding (authorized
 capital stock--6,000,000 shares)                 $44,634,278
                                                 =============
Statement of Operations
for the six months ended January 31, 1998
Investment Income:
Income:
 Dividends                            $  534,819
 Interest                                269,891     $804,710
                                      ------------
Expenses:
 Management services fee                 118,336
 Custodian fee                             1,098
 Registration statement and prospectus    11,804
 Postage, stationery and supplies          4,262
 Reports to shareholders                  15,471
 Auditing fees                            15,748
 Legal fees                                4,216
 Taxes other than federal income tax      14,832
 Other expenses                           12,973
                                      ------------
  Total expenses before reimbursement    198,740
 Reimbursement of expenses                23,351      175,389
                                      -----------------------
 Net investment income                                629,321
                                                 ------------
Realized Gain and Unrealized
 Appreciation on Investments:
Net realized gain                                   5,341,100
Net change in unrealized
 appreciation on investments:
 Beginning of period                  10,415,185
 End of period                         6,967,789
                                      ------------
  Net change in unrealized appreciatio
   investments                                     (3,447,396)
                                                 ------------
 Net realized gain and unrealized
  appreciation on investments                       1,893,704
                                                 ------------
Net Increase in Net Assets Resulting
 from Operations                                  $ 2,523,025
                                                 =============
See Notes to Financial Statements


Statement of Changes in Net Assets
                                      Six months
                                           ended   Year ended
                                         1/31/98      7/31/97
Operations:
Net investment income                 $    629,32$    1,504,30
Net realized gain on investments       5,341,100   14,485,532
Net unrealized appreciation (depreciation)
 on investments                       (3,447,396)   1,781,952
                                      -----------------------
 Net increase in net assets resulting
  from operations                      2,523,025   17,771,788
                                      ------------------------
Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income    (543,870)  (1,543,830)
Distributions from net realized
 gain on investments                  (15,332,648  (6,480,136)
                                      ------------------------
 Total dividends and distributions    (15,876,518  (8,023,966)
                                      ------------------------
Capital Share Transactions:
Proceeds from shares sold:
 65,680 and 198,622
 shares, respectively                  1,222,299    3,944,263
Proceeds from shares issued in
 reinvestment of net investment income
 dividends and distributions of net
 realized gain on investments:
 961,526 and 396,508 shares,
 respectively                         15,336,073    7,514,541
Cost of shares repurchased:
 366,739 and 1,675,374
 shares,  respectively                (6,298,090) (32,784,034)
                                      ------------------------
 Net increase (decrease) in net assets
  resulting from capital share transac10,260,282  (21,325,230)
                                      ------------------------
Total Decrease in Net Assets          (3,093,211) (11,577,408)
Net Assets:
Beginning of period                   47,727,489   59,304,897
                                      ------------------------
End of period (including undistributed
 net investment income:  $203,465 and
 $118,014, respectively)              $44,634,278$ 47,727,489
                                      ========================
See Notes to Financial Statements

ENDOWMENTS, INC.

NOTES TO FINANCIAL STATEMENTS

1. Endowments, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide long-term growth of principal, with income and preservation of capital as secondary objectives, primarily through investments in common stocks. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

     Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day.

     ASSETS OR LIABILITIES INITIALLY EXPRESSED IN TERMS OF FOREIGN CURRENCIES ARE TRANSLATED INTO U.S. DOLLARS AT THE PREVAILING MARKET RATES AT THE END OF THE REPORTING PERIOD. PURCHASES AND SALES OF SECURITIES AND INCOME AND EXPENSES ARE TRANSLATED INTO U.S. DOLLARS AT THE PREVAILING MARKET RATES ON THE DATES OF SUCH TRANSACTIONS. THE EFFECTS OF CHANGES IN FOREIGN CURRENCY EXCHANGE RATES ON INVESTMENT SECURITIES ARE INCLUDED WITH THE NET REALIZED AND UNREALIZED GAIN OR LOSS ON INVESTMENT SECURITIES.

     Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

     As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. DISCOUNTS ON SECURITIES PURCHASED ARE AMORTIZED. THE FUND DOES NOT AMORTIZE PREMIUMS ON SECURITIES PURCHASED. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

     Shares of the fund may be owned only by organizations exempt from federal income taxation under Section 501(c)(3) of the Internal Revenue Code. The fund itself is exempt from federal taxation under Section 501(c)(2) of the Internal Revenue Code.

2. The fund is tax-exempt; therefore, no federal income tax provision is required. However, it is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income, including any net realized gain on investments, to its shareholders.

     As of January 31, 1998, net unrealized appreciation on investments for book and federal income tax purposes aggregated $6,967,879, of which $7,312,980 related to appreciated securities and $345,101 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the six months ended January 31, 1998. The cost of portfolio securities for book and federal income tax purposes was $37,292,045 at January 31, 1998.

3. The fee of $118,336 for management services was incurred pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.50% of the first $150 million of average net assets and 0.40% of such assets in excess of $150 million. The Investment Advisory and Service Agreement provides for a fee reduction to the extent the fund's annual ordinary operating expenses exceed 1.50% of the first $30 million of the average net assets of the fund and 1.00% of the average net assets in excess thereof. Expenses which are not subject to this limitation are interest, taxes, brokerage commissions, transaction costs, and extraordinary expenses. As of January 31, 1998, no such fee reduction was required.

     In addition, CRMC has voluntarily agreed to waive its management services fees to the extent necessary to ensure that the fund's annual ordinary operating expenses do not exceed 0.75% of average net assets. Fee reductions were $23,351 for the six months ended January 31, 1998.

     No fees were paid by the fund to its officers and Directors.

4. As of January 31, 1998, accumulated undistributed net realized gain on investments was $2,788,426 and additional paid-in capital was $31,907,762.

     The fund made purchases and sales of investment securities, excluding short-term securities, of $7,972,090 and $15,575,298, respectively, during the six months ended January 31, 1998.

     Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $1,098 was paid by these credits rather than in cash.


ENDOWMENTS, INC.                                Six months
PER-SHARE DATA AND RATIOS                         ended
                                                1/31/98           Year Ended July 31
                                             -----------      -------------------------------------------------
                                                    1998          1997        1996    1995      1994     1993
                                             -----------      -------------------------------------------------
Net Asset Value, Beginning of Period             $22.66         $18.61     $18.06   $17.18   $18.43   $18.26
                                             -----------      -------------------------------------------------
 Income from Investment Operations:
  Net investment income                             .28            .56        .58      .63      .65      .66
  Net realized and unrealized
   gain (loss) on investments                       .83           6.04       1.73     2.21     (.16)    1.05
                                             -----------      -------------------------------------------------
   Total income from investment operations         1.11           6.60       2.31     2.84      .49     1.71
                                             -----------      -------------------------------------------------
 Less Distributions:
  Dividends from net investment income             (.26)          (.55)      (.61)    (.61)    (.66)    (.69)
  Distributions from net realized gains           (7.38)         (2.00)     (1.15)   (1.35)   (1.08)    (.85)
                                             -----------      -------------------------------------------------
   Total distributions                            (7.64)         (2.55)     (1.76)   (1.96)   (1.74)   (1.54)
                                             -----------      -------------------------------------------------
Net Asset Value, End of Period                   $16.13         $22.66     $18.61   $18.06   $17.18   $18.43
                                             ===========      =================================================
Total Return                                       5.43%  (1)    38.40%     13.22%   18.57%    2.77%   10.05%

Ratios/Supplemental Data:
 Net assets, end of period (in millions)            $45            $48        $59      $57      $53      $72
 Ratio of expenses to average net assets            .38%(1),(2     .74%       .72%     .73%     .73%     .64%
 Ratio of net income to average net assets         1.34%  (1)     2.73%      3.12%    3.70%    3.78%    3.72%
 Average commissions paid per share(3)            4.94c          4.98c      5.87c    5.94c    6.27c    7.03c
 Portfolio turnover rate                          21.38%  (1)    50.69%     38.73%   24.04%   25.58%   29.70%


(1) Based on operations for the period shown and, accordingly, not representative of a full year's operations.
(2) Had CRMC not waived management services fees, the fund's expense ratio would have been 0.42% for the six months ended January 31, 1998.
(3) Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold and are not separately reflected in the fund's statement of operations.
    Shares traded on a principal basis (without commissions), such as most over-the-counter and fixed-income transactions, are excluded.

Endowments, Inc.

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS held November 20, 1997

Shares outstanding on October 2, 1997 (record date)   2,075,099
Shares voting on November 20, 1997            1,667,900 (80.4%)


ELECTION OF DIRECTORS

                                                 Percent of                        Percent of
                                    Votes        Shares             Votes          Shares
Director                            For          Voting For         Withheld       Withheld
Robert B. Egelston                               1,667,900          100.0%         00.0%
Frank L. Ellsworth                               1,667,900          100.0          00.0
Steven D. Lavine                                 1,667,900          100.0          00.0
Patricia A. McBride                              1,664,277          99.8           3,6230.2
Charles R. Redmond                               1,664,277          99.8           3,6230.2
Thomas E. Terry                                  1,667,900          100.0          00.0
Robert C. Ziebarth                               1,667,900          100.0          00.0

RATIFICATION OF AUDITORS

                                                            Percent of
                               Percent of                   Shares                          Percent of
               Votes           Shares           Votes       Voting                          Shares
               For             Voting For       Against     Against         Abstentions     Abstaining
Deloitte &     1,667,900       100%             0           0%              0               0%
Touche LLP


INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders of Endowments, Inc.:

     We have audited the accompanying statement of assets and liabilities of Endowments, Inc. (the "fund"), including the investment portfolio, as of January 31, 1998, and the related statement of operations for the six-month period then ended, the statement of changes in net assets for the six-month period then ended and for the year ended July 31, 1997, and the per-share data and ratios for the six-month period ended January 31, 1998 and for each of the five years in the period ended July 31, 1997. These financial statements and per-share data and ratios are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at January 31, 1998, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of Endowments, Inc. at January 31, 1998, the results of its operations for the six-month period then ended, the changes in its net assets for the six-month period then ended and for the year ended July 31, 1997, and the per-share data and ratios for the six-month period ended January 31, 1998 and for each of the five years in the period ended July 31, 1997, in conformity with generally accepted accounting principles.

/s/Deloitte & Touche LLP

Los Angeles, California
February 20, 1998


BOND PORTFOLIO FOR ENDOWMENTS, INC.
INVESTMENT PORTFOLIO, JANUARY 31, 1998

                                                       Principal               Percent
                                                          Amount      Market    of Net
BONDS & NOTES                                              (000)       Value    Assets
Industrials - 14.49%
Comcast Corp. 8.375% due 5/01/07 (1)                     $   250 $   278,940      .93%
Hutchison Whampoa Finance Ltd. 6.988% due 8/1/37 (1)          300      276990       .93
Hyundai Semiconductor America, Inc.
 8.625% due 5/15/07 (1)                                       450      376875      1.26
Inco Ltd.:
 9.875% due 6/15/19                                           300      321054      3.78
 9.60% due 6/15/22                                            700      811454
News America Holdings Inc. 7.43% due 10/1/26                  500      540805      1.81
Petrozuata Finance Inc., Series A, 7.63% due 4/1/09 (1)       250      257508       .86
Tele-Communications, Inc. 9.80% due 2/1/12                    250      311335      1.04
Time Warner Inc.:
 Pass-Through Asset Trust, Series 1997-1
  6.10% due 12/30/01 (1),(2)                                  250      247768      3.46
 0% convertible debentures due 6/22/13                       1500      789375
Wharf International Finance Ltd., Series A,
 7.625% due 3/13/07 (1)                                       500      403854      1.35
                                                                   --------- ---------
                                                                      4615958     15.42
                                                                   --------- ---------
Electric Utilities - 3.53%
Big Rivers Electric Corp. 10.70% due 9/15/17                 1000     1055890      3.53
                                                                   --------- ---------
Leisure & Tourism - 1.71%
Royal Caribbean Cruises Ltd. 7.00% due 10/15/07               500      513300      1.71
                                                                   --------- ---------
Telephone - 1.74%
U S West Capital Funding, Inc. 6.95% due 1/15/37              500      520325      1.74
                                                                   --------- ---------
Transportation (2)  - 8.59%
Airplanes Pass Through Trust, Class C, 8.15% due 3/15/1      1000     1052500      3.52
Jet Equipment Trust, Series 1994-A,
 11.79% due 6/15/13 (1)                                       750     1011518      3.38
USAir, Inc., Series 1996-B, 7.50% due 4/15/08                 475      507354      1.69
                                                                   --------- ---------
                                                                      2571372      8.59
                                                                   --------- ---------
Financial - 4.71%
Barnett Capital I 8.06% due 12/1/26                           500      535715      1.79
MBNA Capital A, MBNA Corp., Series A,
 8.278% due 12/1/26                                           300      318114      1.06
Terra Nova (Bermuda) Holdings Ltd. 10.75% due 7/1/05          500      557220      1.86
                                                                   --------- ---------
                                                                      1411049      4.71
                                                                   --------- ---------
Real Estate - 2.55%
Irvine Co. 7.46% due 3/15/06 (1),(3)                         500       513050      1.71
SocGen Real Estate Co. LLC, Series A,
 7.64% due 12/29/49 (1)                                       250      251115       .84
                                                                   --------- ---------
                                                                       764165      2.55
                                                                   --------- ---------
Collateralized Mortgage/Asset-Backed
 Obligations (2) - 4.85%
Asset Backed Securities Investment Trust, Series 1997-D,
 6.79% due 8/17/03                                            250      250425       .84
Asset Securitization Corp., Series 1997-D5, Class A-1A,
 6.50% due 2/14/43                                            486      494320      1.65
Merrill Lynch Mortgage Investors, Inc., Series 1995-A,
 7.338% due 6/15/21 (4)                                       305      312685      1.04
Prudential Home Mortgage Securities Co., Inc.,
 Series 1992-2033, Class A-12, 7.50% due 11/25/22              48       47454       .16
Structured Asset Securities Corp, Series 1996-CFL,
 Class A2A, 7.75% due 2/25/28                                 342      345776      1.16
                                                                   --------- ---------
                                                                      1450660      4.85
                                                                   --------- ---------
Governments (excluding U.S. Government) &
 Governmental Authorities - 3.86%
Quebec (Province of) 13.25% due 9/15/14                      1000     1154410      3.86
                                                                   --------- ---------
Federal Agency Obligations - Mortgage
 Pass-Throughs (2) - 12.13%
Fannie Mae (formerly Federal National Mortgage Assn.):
 9.00% due 11/1/20                                            205      218724      2.24
 6.191% due 3/1/33 (4)                                        449      451462
Freddie Mac (formerly Federal Home Loan Mortgage Corp.):
 8.75% due 7/1/08                                             105      110502
 12.50% due 12/1/12                                            48       56840       .97
 9.00% due 3/1/20                                             114      122307
Government National Mortgage Assn.:
 8.50% due 12/15/08                                           317      338172
 10.00% due 12/15/19                                          350      391316
 7.50% due 1/15/24                                            575      594382      8.92
 7.00% due 2/20/24 (4)                                        665      679089
 7.375% due 6/20/24 (4)                                       652      668278
                                                                   --------- ---------
                                                                      2960886     12.13
                                                                   --------- ---------
U.S. Treasury Obligations - 34.18%
 9.25% due 8/15/98                                           1000     1019999
 7.25% due 5/15/04                                           1500     1640865
 11.625% due 11/15/04                                         500      670545     34.18
 10.375% due 11/15/12                                        2000     2690320
 7.50% due 11/15/16                                          1000     1183590
 8.875% due 8/15/17                                          2250     3027309
                                                                   --------- ---------
                                                                  10,232,628      34.18
                                                                   --------- ---------
TOTAL BONDS & NOTES (cost: $27,328,759)                              27250643     93.27
                                                                   --------- ---------
                                                          Number
STOCKS                                                 of Shares
Preferred Stocks - 0.70%
Swire Pacific Ltd. 8.84% cumulative guaranteed perpetua     10000      208750       .70
 capital (1)                                                       --------- ---------
TOTAL EQUITY-TYPE SECURITIES (COST $250,000)                           208750       .70
                                                       Principal   --------- ---------
                                                          Amount
SHORT-TERM SECURITIES                                      (000)
Corporate Short-Term Notes - 4.31%
General Electric Capital Corp. 5.59% due 2/2/98              1290     1289597      4.31
                                                                   --------- ---------
TOTAL SHORT-TERM SECURITIES (cost: $1,289,597)                        1289597      4.31
                                                                   --------- ---------

TOTAL INVESTMENT SECURITIES (cost: $28,868,356)                      28748990     98.28
Excess of cash and receivables over payables                           517023      1.72
                                                                   --------- ---------
NET ASSETS                                                       $29,266,013   100.00%
                                                                    ======== =========
(1) Purchased in a private placement transaction; resale
  may be limited to qualified institutional buyers;
 resale to the public may require registration.
(2) Pass-through securities backed by a pool of
 mortgages or other loans on which principal
 payments are periodically made. Therefore, the
 effective maturity is shorter than the stated maturity.
(3) Valued under procedures established
 by the Board of Directors.
(4) Coupon rate changes periodically.

See Notes to Financial Statements

Bond Portfolio for Endowments, Inc.
FINANCIAL STATEMENTS
Statement of Assets and Liabilities
at January 31, 1998
Assets:
Investment securities at market
 (cost: $28,868,356)                                         $29,419,176
Cash                                                              51,781
Receivables for-
 Sales of investments                             $  602
 Accrued interest                                515,061         515,663
                                               ---------       ---------
                                                              29,986,620
Liabilities:
Payables for-
 Repurchases of Fund's shares                     22,500
 Management services                                 283
 Accrued expenses                                 27,638          50,421
                                               ---------       ---------
Net Assets at January 31, 1998-
 Equivalent to $17.15 per share on
 1,745,671 shares of $1 par value
capital stock outstanding (authorized
capital stock - 5,000,000 shares)                            $29,936,199
                                                             ===========
Statement of Operations
for the period ended January 31, 1998
Investment Income:
Interest income                                              $ 1,211,224
Expenses:
 Management services fee                      $   81,421
 Custodian fee                                       666
 Registration statement and prospectus            12,824
 Reports to shareholders                          19,970
 Auditing fees                                    17,998
 Legal fees                                        4,216
 Taxes other than federal income tax              14,408
 Other expenses                                   13,004
                                               ---------
  Total expenses before fee waiver               164,507
 Fee waiver                                       44,890         119,617
                                               ---------       ---------
 Net investment income                                         1,091,607
                                                               ---------
Realized Gain and Unrealized
 Appreciation on Investments:
Net realized gain                                                147,681
Net change in unrealized appreciation
 (depreciation) on investments:
 Beginning of period                             625,522
 End of period                                   550,820
                                               ---------
  Net unrealized appreciation on
   investments                                                   (74,702)
                                                               ---------
 Net realized gain and unrealized
  appreciation on investments                                     72,979
                                                               ---------
Net Increase in Net Assets Resulting
 from Operations                                           $   1,164,586
                                                             ===========
Statement of Changes in Net Assets
                                              Six months
                                                   ended      Year ended
                                                 1/31/98         7/31/97
Operations:                                    ---------       ---------
Net investment income                        $ 1,091,607     $ 2,508,147
Net realized gain (loss) on investments          147,681        (216,967)
Net unrealized appreciation (depreciation) on
 investments                                     (74,702)      1,356,940
                                               ---------       ---------
 Net increase in net assets resulting
  from operations                              1,164,586       3,648,120
                                               ---------       ---------
Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income          (1,197,029)     (2,533,400)
                                               ---------       ---------
Capital Share Transactions:
Proceeds from shares sold:
 62,046 and 187,635
 shares, respectively                          1,053,575       3,152,584
Proceeds from shares issued in
 reinvestment of net investment income
 dividends and distributions of net
 realized gain on investments:
 28,173 and 65,746 shares,
 respectively                                    474,183       1,089,420
Cost of shares repurchased:
 268,592 and 822,286
 shares, respectively                         (4,591,811)    (13,772,096)
                                               ---------       ---------
 Net decrease in net assets resulting
  from capital share transactions             (3,064,053)     (9,530,092)
                                               ---------       ---------
Total Decrease in Net Assets                  (3,096,496)     (8,415,372)
Net Assets:
Beginning of period                           33,032,695      41,448,067
                                               ---------       ---------
End of period (including undistributed
 net investment income:  $168,918 and
 $274,339, respectively)                     $29,936,199     $33,032,695
                                          ===============================

See Notes to Financial Statements



NOTES TO FINANCIAL STATEMENTS

1. Bond Portfolio for Endowments, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide as high a level of current income as is consistent with preservation of capital. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

 Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

 As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the fund purchases securities on a delayed-delivery or "when-issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions. Realized gains and losses from securities transactions are reported on an identified cost basis. Interest income is reported on the accrual basis. Discounts on securities purchased are amortized. The fund does not amortize premiums on securities purchased. Distributions paid to shareholders are recorded on the ex-dividend date.

 Shares of the fund may be owned only by organizations exempt from federal income taxation under Section 501(c)(3) of the Internal Revenue Code. The fund itself is exempt from taxation under Section 501(c)(2) of the Internal Revenue Code.

 2. The fund is tax-exempt; therefore, no federal income tax provision is required. However, it is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income, including any net realized gain on investments, to its shareholders.

  As of January 31, 1998, net unrealized appreciation on investments, for book and federal income tax purposes aggregated $550,820, of which $1,082,975 related to appreciated securities and $532,155 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the six months ended January 31, 1998. The cost of portfolio securities for book and federal income tax purposes was $28,868,356 at January 31, 1998.

3. The fee of $81,421 for management services was incurred pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.50% of the first $150 million of average net assets and 0.40% of such assets in excess of $150 million. The Investment Advisory and Service Agreement provides for a fee reduction to the extent the fund's annual ordinary operating expenses exceed 1.50% of the first $30 million of the average net assets of the fund and 1.00% of the average net assets in excess thereof. Expenses not subject to this limitation are interest, taxes and extraordinary expenses. For the period ended January 31, 1998, no such fee reduction was required.

 In addition, CRMC has voluntarily agreed to waive its management services fees to the extent necessary to ensure that the fund's expenses do not exceed 0.75% of average net assets. For the period ended January 31, 1998, fee reductions were $44,890.

 No fees were paid by the fund to its officers and Directors.

4. As of January 31, 1998, accumulated net realized loss on investments was $395,774 and additional paid-in capital was $27,866,564.

 The fund made purchases and sales of investment securities, excluding short-term securities, of $5,706,067 and $6,521,814, respectively, during the six months ended January 31, 1998.

 Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $666 was paid by these credits rather than in cash.



BOND PORTFOLIO FOR ENDOWMENTS, INC.
PER-SHARE DATA AND RATIOS
                                                          Six months Year ended July 31
                                                               ended --------------------    ---------- --------------------
                                                              1/31/98      1997      1996          1995       1994      1993
Net Asset Value, Beginning of Period                            17.17     16.63     16.82          16.86     19.66     19.44
                                                          ---------- --------------------    ---------- --------------------
 Income from Investment Operations:
  Net investment income                                          .59      1.21      1.22           1.26      1.32      1.49
  Net realized and unrealized
   gain (loss) on investments                                    .03       .52      (.19)           .01     (1.51)      .64
                                                          ---------- --------------------    ---------- --------------------
   Total income (loss) from investment
    operations                                                   .62      1.73      1.03           1.27      (.19)      2.13
                                                          ---------- --------------------    ---------- --------------------
 Less Distributions:
  Dividends from net investment income                          (.64)    (1.19)    (1.22)         (1.24)    (1.35)    (1.48)
  Distributions from net realized gains                            -         -         -           (.07)    (1.26)     (.43)
                                                          ---------- --------------------    ---------- --------------------
   Total distributions                                          (.64)    (1.19)    (1.22)         (1.31)    (2.61)    (1.91)
                                                          ---------- --------------------    ---------- --------------------
Net Asset Value, End of Period                                  17.15     17.17     16.63          16.82     16.86     19.66
                                                          ========== ====================    ========== ====================
Total Return                                               3.72% /1/  10.83%      6.25%            7.97%   (1.44)%    11.74%

Ratios/Supplemental Data:
 Net assets, end of period (in millions)                         $30       $33       $41            $44       $46       $67
 Ratio of expenses to average net assets                  .38% /1//2/.75%  /2/  .75% /2/            .76%      .77%      .65%
 Ratio of net income to average net assets                3.41% /1/    7.04%      7.17%            7.52%     6.99%     7.69%
 Portfolio turnover rate                                  19.89% /1/  22.18%     54.43%           69.22%    82.12%    35.97%

 /1/ Based on operations for the period shown and, accordingly, not representative of a full year's operations.
 /2/ Had CRMC not waived management services fees, the fund's expense ratio would have been 0.51%, 0.85% and 0.80% for the six months ended January 31, 1998 and the fiscal years ended 1997 and 1996, respectively.

Bond Portfolio for Endowments, Inc.

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS held November 20, 1997

Shares outstanding on October 2, 1997 (record date)    1,977,834
Shares voting on November 20, 1997             1,608,735 (81.3%)


ELECTION OF DIRECTORS

                                         Percent of                   Percent of
                            Votes        Shares          Votes        Shares
Director                    For          Voting For      Withheld     Withheld
Robert B. Egelston                       1,608,735       100.0%       00.0%
Frank L. Ellsworth                       1,608,735       100.0        00.0
Steven D. Lavine                         1,579,171       98.2         29,5641.8
Patricia A. McBride                      1,600,366       99.5         8,3690.5
Charles R. Redmond                       1,600,366       99.5         8,3690.5
Thomas E. Terry                          1,608,735       100.0        00.0
Robert C. Ziebarth                       1,608,735       100.0        00.0

RATIFICATION OF AUDITORS

                                Percent                   Percent of
                                of Shares                 Shares                         Percent of
                 Votes          Voting        Votes       Voting                         Shares
                 For            For           Against     Against        Abstentions     Abstaining

Deloitte &       1,608,735      100%          0           0%             0               0%
Touche LLP


INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders of Bond Portfolio for Endowments, Inc.:

  We have audited the accompanying statement of assets and liabilities of Bond Portfolio for Endowments, Inc. (the "fund"), including the investment portfolio, as of January 31, 1998, and the related statement of operations for the six-month period then ended, the statement of changes in net assets for the six-month period then ended and for the year ended July 31, 1997, and the per-share data and ratios for the six-month period ended January 31, 1998 and for each of the five years in the period ended July 31, 1997. These financial statements and per-share data and ratios are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at January 31, 1998, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of Bond Portfolio for Endowments, Inc. at January 31, 1998, the results of its operations for the six-month period then ended, the changes in its net assets the six-month period then ended and for the year ended July 31, 1997, and the per-share data and ratios for the six-month period ended January 31, 1998 and for each of the five years in the period ended July 31, 1997, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Los Angeles, California
February 20, 1998

ENDOWMENTS, INC. AND BOND PORTFOLIO FOR ENDOWMENTS, INC.

BOARD OF DIRECTORS

ROBERT B. EGELSTON, Los Angeles, California
Chairman of the Board of the funds
Former Chairman of the Board,
The Capital Group Companies, Inc.
(213) 486-9444

FRANK L. ELLSWORTH, Ph.D.,
Los Angeles, California
President and Chief Executive Officer of the funds
Vice President, Capital Research and
Management Company
(213) 486-9560

STEVEN D. LAVINE, Ph.D., Valencia, California
President, California Institute of the Arts
(805) 255-1050

PATRICIA A. McBRIDE, Dallas, Texas
Chief Financial Officer, Kevin L. McBride,
D.D.S., Inc.
(214) 368-0268

GAIL L. NEALE, Burlington, Vermont
President, The Lovejoy Consulting Group, Inc., former Executive Vice President of the Salzburg
Seminar; former Director of Development and of the Capital Campaign, Hampshire College
(802) 658-5674

CHARLES R. REDMOND, Los Angeles, California
Former Chairman, Pfaffinger Foundation;
former President and Chief Executive Officer,
Times Mirror Foundation; former Executive
Vice President and Member of the Management
Committee, The Times Mirror Company
(213) 237-3977

THOMAS E. TERRY, Los Angeles, California
Consultant; former Vice President and Secretary,
Capital Research and Management Company
(213) 486-9410

ROBERT C. ZIEBARTH, Ketchum, Idaho
Management Consultant, Ziebarth Company
(208) 725-0535

OTHER OFFICERS

ABNER D. GOLDSTINE, Los Angeles, California
Senior Vice President of the funds
Senior Vice President and Director,
Capital Research and Management Company

ROBERT G. O'DONNELL,
San Francisco, California
Senior Vice President of the funds
Senior Vice President and Director,
Capital Research and Management Company

CLAUDIA P. HUNTINGTON,
Los Angeles, California
Vice President of Endowments, Inc.
Senior Vice President, Capital Research and
Management Company

JOHN H. SMET, Los Angeles, California
Vice President of Bond Portfolio for Endowments, Inc.
Vice President, Capital Research and
Management Company

LISA G. HATHAWAY, Los Angeles, California
Assistant Vice President of the funds
Assistant Vice President - Fund Business
Management Group, Capital Research and Management Company

PATRICK F. QUAN, San Francisco, California
Secretary of the funds
Vice President - Fund Business
Management Group, Capital Research and
Management Company

MARY C. HALL, Brea, California
Treasurer of the funds
Senior Vice President - Fund Business
Management Group, Capital Research and
Management Company

ROBERT P. SIMMER, Norfolk, Virginia
Assistant Treasurer of the funds
Vice President - Fund Business
Management Group, Capital Research and
Management Company

John R. Metcalf retired from the Board of Directors effective November 20, 1997. He had been a Director of the funds since 1971. The Directors wish to thank him for his many contributions to ENDI and BENDI.

In February 1998, Gail L. Neale, President of The Lovejoy Consulting Group, Inc., was elected a Director of both funds.
Endowments, Inc. and Bond Portfolio for Endowments, Inc.


OFFICE OF THE FUNDS
One Market
Steuart Tower, Suite 1800
Mailing address: P.O. Box 7650
San Francisco, California 94120-7650

INVESTMENT ADVISER
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071-1443

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
P.O. Box 7650
San Francisco, California 94120-7650

135 South State College Boulevard
Brea, California 92821-5804

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071

INDEPENDENT AUDITORS
Deloitte & Touche LLP
1000 Wilshire Boulevard
Los Angeles, California 90017-2472

This report is for the information of shareholders of Endowments, Inc. and Bond Portfolio for Endowments, Inc., but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the funds.

(c)1998 Endowments, Inc.
Litho in USA  TAG/PL/3710
(c)1998 Bond Portfolio for Endowments, Inc.
Lit. No. ENDI-BENDI-013-0398 (NLS)